SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 4, 2001

                                -----------------


                       ATLANTIC TECHNOLOGY VENTURES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                      0-27282                36-3898269
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




            150 Broadway
             Suite 1009                                             10038
         New York, New York                                       (Zip code)
  (Address of principal executive
              offices)

       Registrant's telephone number, including area code: (212) 267-2503

Item 2.        Acquisition or Disposition of Assets

        On May 4, 2001, there occurred the closing of the sale by Gemini Technologies, Inc., an 85%-owned subsidiary of Atlantic Technology Ventures, Inc., to IFN, Inc., an affiliate of the Cleveland Clinic Foundation, of substantially all the assets of Gemini. This sale was pursuant to an asset purchase agreement dated April 23, 2001, between Atlantic, Gemini, the Cleveland Clinic Foundation, and IFN, Inc.

        For further details of this transaction, please refer to Atlantic's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2001.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Atlantic Technology Ventures, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 15, 2001                ATLANTIC TECHNOLOGY VENTURES, INC


                                    By: /s/ Frederic P. Zotos
                                       -----------------------------------
                                       Frederic P. Zotos
                                       President and Chief Executive Officer


                                      -2-